UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 31, 2011

THE GOLDMAN SACHS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	No. 001-14965	No. 13-4019460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Street New York, New York		10282
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 902-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

Exhibits are filed herewith in connection with the issuance of the following Medium-Term Notes, Series D (collectively, the “Notes”) by The Goldman Sachs Group, Inc. (the “Company”) on March 31, 2011, pursuant to the Company’s automatic shelf registration statement on Form S-3 (File No. 333-154173) (the “Registration Statement”):

•	$2,300,000 15-Year Callable Quarterly Range Accrual Notes due 2026 (Linked to the S&P 500® Index and 3-Month USD LIBOR).

•	$70,000 Leveraged Buffered Index-Linked Notes due 2013 (Linked to the Russell 2000® Index).

•	$1,371,000 Equity Index-Linked Notes due 2017 (Linked to the Dow Jones Industrial Average®).

•	$568,000 Callable Index-Linked Notes due 2017 (Linked to the S&P 500® Index).

•	$4,477,000 15-Year Callable Quarterly Index-Linked Range Accrual Notes due 2026 (Linked to the S&P 500® Index).

•	$1,693,000 15-Year Callable Quarterly Range Accrual Notes due 2026 (Linked to the S&P 500® Index and 3-Month USD LIBOR).

•	$1,915,000 Buffered Index-Linked Notes due 2014 (Linked to the S&P 500® Index).

(d) Exhibits.

The following exhibits are incorporated by reference into the Registration Statement as exhibits thereto and are filed as part of this Current Report:

5.1	Opinion of Sullivan & Cromwell LLP.

23.1	Consent of Sullivan & Cromwell LLP (included as part of Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOLDMAN SACHS GROUP, INC.
(Registrant)

Date: March 31, 2011	By:	/s/ Kenneth L. Josselyn
		Name:	Kenneth L. Josselyn
		Title:	Assistant Secretary